CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

(Unaudited)

David R. Wilmerding, Jr.

Chairman

April 15, 2019

Fellow Partner:

Our Fund earned $3.07 per share of net investment income in the three months ended March 31, 2019, compared to $2.60 per share in the same period of 2018.

After providing for the March 31, 2019 distribution, the net asset value per partnership share on March 31, 2019 was $704.23. The net asset value on December 31, 2018, our last report date, was $ 619.69

Commentary on market conditions and a comparison of our Fund’s performance to the Standard & Poor’s 500® Index and the Dow Jones Industrial Average™ will be found in the accompanying Investment Adviser’s Report.

Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

Yours sincerely,

David R. Wilmerding, Jr.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting the Fund at 1-800-852-4750 or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-800-852-4750 or by contacting your financial intermediary. Your election to receive reports in paper will apply to the Fund and all funds you hold with your financial intermediary.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

(Unaudited)

INVESTMENT ADVISER’S REPORT

Portfolio Review	First Quarter 2019

Summary

Following the weakness in the fourth quarter of 2018, U.S. equities recovered in the first-quarter of 2019 with the S&P 500® Index returning 13.65% for the period. Strength was driven by the Federal Reserve’s (the “Fed”) dovish pivot, progress in U.S.-China trade talks, and corporate earnings results. Every sector posted gains in the first quarter, led by strong performance within information technology (“IT”) and real estate.

Performance Attribution

The Fund outperformed its benchmark index, the S&P 500® Index, during the first quarter, net of fees. Notable contributors to relative performance included positioning in health care, financials, and industrials. Conversely, positioning in communication services detracted from relative performance during the quarter, as did an underweight exposure to IT.

The largest contributor to relative performance over the quarter was positioning in health care. Notably, underweight exposure to biotechnology and managed care companies added to relative results. This was followed by stock selection in the financials sector, where overweight position in Moody’s Corporation contributed to relative performance. Lastly, overweight positions in Union Pacific Corporation and Emerson Electric Co. in the industrials sector added value during the period.

The largest detractor over the quarter ended March 31, 2019 was positioning in the communication services sector. Weakness was driven primarily by Walt Disney Corporation. Next, underweight exposure to the IT sector detracted, in particular underweight exposure to IT services and hardware companies. Finally, the Fund’s cash position acted as a drag on relative performance during the quarter.

Outlook

U.S. equities staged an impressive recovery in the first quarter of 2019 after valuations became very attractive after the fourth quarter sell-off. When Chairman Powell stated, in early January that the Fed tightening cycle had gone far enough, the market’s base camp became almost “goldilocks” in their belief that the U.S. had entered an extended period with subdued inflation and Fed policy on hold. Despite major swings in market leadership due largely to Sector Rotation over the past six months, we believe a stable global growth backdrop, an elongated business cycle given benign Fed policy, and decent topline growth may continue to provide a supportive environment for U.S. companies. Further, we see few excesses in the U.S. system as household debt is low, bank balance sheets are healthy, and inflation has dropped to below trend levels. Against this backdrop, we believe technology and innovation will provide tools that may enable companies with best-in-class business models to drive earnings growth and margin expansion across many sectors of the U.S. economy. While risks exist, including wage inflation, Chinese tariffs, and anemic European economic growth, we expect the U.S. and global economy will continue to grow. We also expect that slowing earnings growth in the U.S. will level off in the first quarter of 2019 as challenging comparisons driven by tax stimulus, energy, and some of the large internet companies which are investing in their business models, begin to fade.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

(Unaudited)

INVESTMENT ADVISER’S REPORT (Continued)

Portfolio Review (concluded)	First Quarter 2019

Any opinions expressed are those of BlackRock as of the date of this report and are subject to change based on changes in market or economic conditions. The performance data represents past performance and the principal value and investment return will fluctuate so that an investor’s shares, when redeemed may be worth more or less than their original cost. Past performance is not a guarantee of future results. Please call (800) 852-4750 for the most recent month-end performance. In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. There is no guarantee that forecasts made herein will come to pass. The comments should not be construed as a recommendation for any individual holdings or market sectors. Information and opinions are derived from proprietary and non-proprietary sources deemed by BlackRock to be reliable. We cannot guarantee the accuracy of such information, assure its completeness, or warrant that such information will not be changed without notice. Reliance upon information in this report is at the sole discretion of the reader.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

PERFORMANCE SUMMARY

As of March 31, 2019

(Unaudited)

	Chestnut Street Exchange Fund		S&P 500® Index		DJIATM Index
1st Quarter 2019	14.09%		13.65%		11.81%
1 Year	10.00%		9.50%		10.09%
3 Years*	11.57%		13.51%		16.37%
5 Years*	8.47%		10.91%		12.21%
10 Years*	14.19%		15.92%		15.97%
Annualized*	10.95%	(1)	11.19%	(1)	11.48%	(1)
Cumulative	7,967.87%	(1)	8,728.75%	(1)	9,769.04%	(1)

The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

*	Average Annual Return
(1)	Fund Inception 12/29/76

BLACKROCK CAPITAL MANAGEMENT, INC.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS

March 31, 2019

(Unaudited)

	Shares	Value
COMMON STOCKS—98.5%
BASICS—8.3%
Air Products & Chemicals, Inc.	57,114	$10,906,489
Cabot Corp.	73,848	3,074,292
Versum Materials, Inc.	31,057	1,562,478

		15,543,259

CAPITAL EQUIPMENT—4.4%
Emerson Electric Co.	106,453	7,288,837
General Electric Co.	92,425	923,326
Webtec Corp.	496	36,565

		8,248,728

CONSUMER CYCLICALS—13.4%
3M Co.	23,636	4,911,088
CBS Corp.,—Class B	51,024	2,425,171
Comcast Corp.,—Class A	202,741	8,105,585
Walt Disney Co. (The)	85,102	9,448,875

		24,890,719

ENERGY—4.3%
Exxon Mobil Corp.	62,101	5,017,761
Schlumberger, Ltd.	70,818	3,085,540

		8,103,301

FINANCIAL—21.0%
Bank of America Corp.	48,170	1,329,010
JPMorgan Chase & Co.	111,618	11,299,090
Moody’s Corp.	70,949	12,848,154
Wells Fargo & Co.	282,258	13,638,707

		39,114,961

HEALTH CARE—12.5%
Abbott Laboratories	112,356	8,981,739
Johnson & Johnson	57,829	8,083,916
Merck & Co., Inc.	73,978	6,152,750

		23,218,405

	Shares	Value

RETAIL—4.0%
Amazon.com Inc.*	1,021	$1,818,146
Home Depot, Inc.	20,117	3,860,251
Walmart, Inc.	18,345	1,789,188

		7,467,585

STAPLES—4.0%
Altria Group, Inc.	15,436	886,490
Kraft Heinz Co. (The)	3,607	117,769
Mondelez International, Inc.,—Class A	10,720	535,142
PepsiCo, Inc.	37,423	4,586,189
Philip Morris International, Inc.	15,436	1,364,388

		7,489,978

TECHNOLOGY—18.1%
Alphabet Inc.,—Class A*	2,601	3,061,091
Apple, Inc.	16,404	3,115,940
Check Point Software Technologies Ltd.*	38,990	4,931,845
Cisco Systems, Inc.	24,194	1,306,234
Intel Corp.	239,950	12,885,315
Microsoft Corp.	43,766	5,161,762
Oracle Corp.	60,814	3,266,320

		33,728,507

TRANSPORTATION—8.5%
Union Pacific Corp.	94,402	15,784,014

Total Common Stocks (Cost: $21,724,861)		183,589,457

*	Non-Income Producing

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS (Concluded)

March 31, 2019

(Unaudited)

		Value

TOTAL INVESTMENT IN SECURITIES
(Cost 21,724,861) **	98.5%	$183,589,457
Other assets in excess of liabilities	1.9%	3,562,697
Other liabilities	(0.4)%	(711,738)

NET ASSETS
(Applicable to 264,743 partnership shares outstanding)	100.0%	$186,440,416

Net Asset Value Per Share		$704.23

Net assets applicable to shares owned by:
Limited partners (264,650 shares)		$186,375,054
Managing general partners (93 shares)		65,362

Total net assets		$186,440,416

**	At March 31, 2019, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$21,724,861

Gross tax unrealized appreciation	161,865,891
Gross tax unrealized depreciation	(1,295)

Net tax unrealized appreciation on investments	$161,864,596

The difference between book basis and tax basis of investments is attributable to the use of the Individual partners’ tax basis for those securities contributed to the Fund at its inception, as required by law.

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO SCHEDULE OF INVESTMENTS

March 31, 2019

(Unaudited)

(A)	SECURITY VALUATIONS

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

Fair Value Measurements—The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described below:

•	Level 1	—	quoted prices in active markets for identical securities

•	Level 2	—	other significant observable inputs (including quoted prices for identical securities in active markets and for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO SCHEDULE OF INVESTMENTS (Concluded)

March 31, 2019

For the period ended March 31, 2019, there were no transfers among Levels 1, 2 and 3 for the Fund.

The following is a summary of inputs used, as of March 31, 2019, in valuing the Fund’s investments carried at value:

	Total Value at March 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Common Stocks*	$183,589,457	$183,589,457	$—	$—

*	See details of industry breakout in the Schedule of Investments.

For more information with regard to significant accounting policies, see the most recent annual report filed with the Securities and Exchange Commission.

MANAGING GENERAL PARTNERS

Gordon L. Keen, Jr.

Langhorne B. Smith

David R. Wilmerding, Jr.

INVESTMENT ADVISER

BlackRock Capital Management, Inc.

100 Bellevue Parkway

Wilmington, Delaware 19809

ADMINISTRATOR

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, Delaware 19809

TRANSFER AGENT

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive,

Westborough, MA 01581

(800) 852-4750

First Quarter Report

March 31, 2019

(Unaudited)

Chestnut Street Exchange Fund

301 Bellevue Parkway

Wilmington, Delaware 19809

(800) 852-4750